UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	August 1, 2022	(July 29, 2022)
PACIFIC PREMIER BANCORP, INC.
(Exact name of registrant as specified in its charter)
Delaware	0-22193	33-0743196
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
17901 Von Karman Avenue, Suite 1200, Irvine, CA 92614
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code (949) 864-8000

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, par value $0.01 per share	PPBI	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers

On July 29, 2022, the Board of Directors of Pacific Premier Bancorp, Inc. (the “Company”), upon the recommendation of its Nominating and Governance Committee, approved the appointment of Ms. Stephanie Hsieh as a member of the Company’s Board of Directors. Ms. Hsieh will also serve on the Board of Directors of Pacific Premier Bank, the Company’s wholly-owned bank subsidiary (the “Bank”), with both appointments effective July 29, 2022.

Ms. Hsieh is considered an independent director under the applicable Securities and Exchange Commission and NASDAQ rules. She will be subject to re-election at the Company’s annual meeting of stockholders to be held in 2023.

Ms. Hsieh has accepted an appointment to serve initially as a member of the Company’s Compensation and Enterprise Risk Committees.

There are no transactions that would be required to be reported under Item 404(a) of Regulation S-K, and there are no arrangements or understandings between Ms. Hsieh and any other person pursuant to which she was selected as director. Ms. Hsieh will receive the same compensation as currently paid to the Company’s and the Bank’s other board members.

In connection with Ms. Hsieh’s appointment to the Company’s Board of Directors (the “Board”) and the Bank’s Board of Directors (the “Bank Board”) and in accordance with the Company’s Amended and Restated Bylaws and the Bank’s Amended and Restated Bylaws, the Board and the Bank Board, respectively, each were expanded from eleven (11) directors to twelve (12) directors.

Item 7.01 Regulation FD Disclosure

A copy of the press release issued by the Company on August 1, 2022 regarding the director appointment described in Item 5.02 above is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Information contained herein, including Exhibit 99.1, shall not be deemed filed for the purposes of the Securities Act of 1934, as amended, nor shall such information and Exhibit be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(d)    Exhibits

99.1	Press Release dated August 1, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PACIFIC PREMIER BANCORP, INC.

Dated:	August 1, 2022	By:	/s/ STEVEN R. GARDNER
Steven R. Gardner
Chairman, President, and Chief Executive Officer